Exhibit 99.1 Corporate Overview August 2021 NASDAQ: AADI www.aadibio.com Aadi Bioscience Inc., Pacific Palisades, CA 90272, USA 1Exhibit 99.1 Corporate Overview August 2021 NASDAQ: AADI www.aadibio.com Aadi Bioscience Inc., Pacific Palisades, CA 90272, USA 1

Cautionary Note Regarding Forward-Looking Statements • Certain statements contained in this presentation regarding matters that are not historical facts, are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Act of 1995, known as the PSLRA. These include statements regarding management’s intention, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Aadi Bioscience, Inc. (“Aadi”) undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. • Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, risks related to the sufficiency Aadi’s cash balance to fund operations; Aadi’s plans to develop and potentially commercialize its product candidates, including FYARRO™ (nab-sirolimus, ABI- 009); the timing of initiation of Aadi’s planned clinical trials; the timing of the availability of data from Aadi’s clinical trials; the timing of regulatory review of Aadi’s new drug application for FYARRO; Aadi’s plans to research, develop and commercialize its current and future product candidates; Aadi’s ability to successfully enter into collaborations, and to fulfill its obligations under any such collaboration agreements; the clinical utility, potential benefits and market acceptance of FYARRO and any other of Aadi’s product candidates; Aadi’s commercialization, marketing and manufacturing capabilities and strategy; Aadi’s ability to identify additional products or product candidates with significant commercial potential; developments and projections relating to Aadi’s competitors and our its industry; the impact of government laws and regulations; Aadi’s ability to protect its intellectual property position; the impact of the COVID-19 outbreak on Aadi’s operations, the biotechnology industry and the economy generally and Aadi’s estimates regarding future revenue, expenses, capital requirements and need for additional financing. • These risks are described in detail under the caption “Risk Factors” in the definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on July 8, 2021 in connection with the Aerpio reverse merger with Aadi. Additional risks and uncertainties are identified and discussed in the “Risk Factors” section of Aerpio’s Quarterly Report on Form 10-Q, filed with the SEC on August 11, 2021, and other documents filed from time to time with the SEC, including Aadi’s Quarterly Report on Form 10-Q to be filed with the SEC for the quarter-ended September 30, 2021. Forward-looking statements included in this presentation are based on information available to Aadi as of the date of this presentation. Aadi undertakes any obligation to such forward-looking statements to reflect events or circumstances after the date of this presentation. 2Cautionary Note Regarding Forward-Looking Statements • Certain statements contained in this presentation regarding matters that are not historical facts, are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Act of 1995, known as the PSLRA. These include statements regarding management’s intention, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Aadi Bioscience, Inc. (“Aadi”) undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. • Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, risks related to the sufficiency Aadi’s cash balance to fund operations; Aadi’s plans to develop and potentially commercialize its product candidates, including FYARRO™ (nab-sirolimus, ABI- 009); the timing of initiation of Aadi’s planned clinical trials; the timing of the availability of data from Aadi’s clinical trials; the timing of regulatory review of Aadi’s new drug application for FYARRO; Aadi’s plans to research, develop and commercialize its current and future product candidates; Aadi’s ability to successfully enter into collaborations, and to fulfill its obligations under any such collaboration agreements; the clinical utility, potential benefits and market acceptance of FYARRO and any other of Aadi’s product candidates; Aadi’s commercialization, marketing and manufacturing capabilities and strategy; Aadi’s ability to identify additional products or product candidates with significant commercial potential; developments and projections relating to Aadi’s competitors and our its industry; the impact of government laws and regulations; Aadi’s ability to protect its intellectual property position; the impact of the COVID-19 outbreak on Aadi’s operations, the biotechnology industry and the economy generally and Aadi’s estimates regarding future revenue, expenses, capital requirements and need for additional financing. • These risks are described in detail under the caption “Risk Factors” in the definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on July 8, 2021 in connection with the Aerpio reverse merger with Aadi. Additional risks and uncertainties are identified and discussed in the “Risk Factors” section of Aerpio’s Quarterly Report on Form 10-Q, filed with the SEC on August 11, 2021, and other documents filed from time to time with the SEC, including Aadi’s Quarterly Report on Form 10-Q to be filed with the SEC for the quarter-ended September 30, 2021. Forward-looking statements included in this presentation are based on information available to Aadi as of the date of this presentation. Aadi undertakes any obligation to such forward-looking statements to reflect events or circumstances after the date of this presentation. 2

AADI BIOSCIENCE, INC: INTRODUCTION Aadi-Aerpio Merger Closed • Aadi Bioscience, Inc. trading on Nasdaq under “AADI” following merger with Aerpio Pharmaceuticals, Inc. • The company will focus on advancing Aadi’s lead product candidate, FYARRO™ (nab-sirolimus, ABI-009) • Concurrent PIPE financing of $155 million led by Acuta and KVP and including Avoro, Venrock, BVF, Vivo, Alta, Rock Springs, RTW, Acorn, and Serrado • Cash balance post-closing of approximately $170 million with projected runway into 2024 • Total shares outstanding: 20.8 million 3AADI BIOSCIENCE, INC: INTRODUCTION Aadi-Aerpio Merger Closed • Aadi Bioscience, Inc. trading on Nasdaq under “AADI” following merger with Aerpio Pharmaceuticals, Inc. • The company will focus on advancing Aadi’s lead product candidate, FYARRO™ (nab-sirolimus, ABI-009) • Concurrent PIPE financing of $155 million led by Acuta and KVP and including Avoro, Venrock, BVF, Vivo, Alta, Rock Springs, RTW, Acorn, and Serrado • Cash balance post-closing of approximately $170 million with projected runway into 2024 • Total shares outstanding: 20.8 million 3

Aadi Board of Directors

CEO



Neil Desai, PhD
Founder, CEO and President

- Former Sr VP, Global R&D at Abraxis Bioscience
- Former Vice President, Strategic Platforms, Celgene
- Inventor of the nab technology (ABRAXANE and ABI-009)
- Led development of ABRAXANE
- 25+ years in R&D

Board of Directors



Behzad Aghazadeh, PhD

- Managing Partner & Portfolio Manager, Avoro Capital
- 25+ years biopharma industry experience
- Former Executive Chairman of Immunomedics (acquired by Gilead in 2020)
- Extensive scientific research and management consulting experience



Caley Castelein, MD
Chairman

- Managing Director, KVP Capital and Kearny Venture Partners
- 20+ years of healthcare experience as a principal investor
- Board Member at ViewRay, Inc. (VRAY), Newbridge Pharmaceuticals, and Aerpio Pharmaceuticals



Anupam Dalal, MD

- Chief Investment Officer & Portfolio Manager, Acuta Capital
- 18+ years of healthcare experience as a principal investor
- Former Managing Director at Kearny Venture Partners and Principal at Flagship Pioneering
- Board Member at Aerpio Pharmaceuticals



Karin Hehenberger, MD, PhD

- Founder & CEO, Lyfebulb
- 20+ years experience in the life sciences sector
- Former executive at Eyetech Pharmaceuticals & Coronado BioSciences
- Previously held strategic management roles at Johnson & Johnson, JDRF, and McKinsey and multibillion dollar investment funds



Richard Maroun

- Partner, General Counsel, Frazier Healthcare Partners
- 20+ years biopharma industry experience
- Former SVP and General Counsel, Aptalis Pharmaceuticals
- Previously held senior executive roles at APP Pharmaceuticals, Abraxis Bioscience, and American Bioscience Inc.

4

Aadi Bioscience is a late-stage, precision oncology company re-engineering mTOR inhibition

Fyarro
sirolimus albumin-bound nanoparticles for injectable suspension

FYARRO™ (*nab*-sirolimus, ABI-009) is a nanoparticle albumin-bound form of sirolimus

- Similar technology platform to ABRAXANE® (paclitaxel protein-bound particles for injectable suspension) (Bristol Myers Squibb Corporation)
- Albumin-based technology results in higher intratumoral concentrations, increased target suppression, and improved tumor growth inhibition and survival in animal models compared to other mTOR inhibitors

Lead indication PEComa, a rare tumor with high frequency of *TSC1* and *TSC2* alterations

- Endpoints met in registrational trial in patients with PEComa
- Breakthrough therapy designation granted
- NDA accepted for filing with Priority Review and November 26, 2021 PDUFA target action date
- Commercial preparations underway to support U.S. launch

Tumor-agnostic opportunity in *TSC1* and *TSC2* alterations

- Strong mechanistic rationale; potential for validation with PEComa approval
- Preliminary EAP data presented at ASCO 2021 supportive of tumor-agnostic strategy[1]

EAP = Expanded Access Program

1) MA Dickson. ASCO. 2021. Abstract # 3111

ABI-009 Advanced Oncology Pipeline

Indication	Phase 1b	Phase 2	Registrational	Upcoming Milestones
Advanced Malignant PEComa	Single Agent (Ongoing)		November 26, 2021 PDUFA	Potential first FDA approval for PEComa, histology with high frequency of *TSC1* and *TSC2* alterations
Pan-Tumor *TSC1* Inactivating Alterations	Single Agent (To be initiated)			File IND for tumor-agnostic pivotal study with independent arms for *TSC1* or *TSC2* inactivating mutations; trial to be initiated by year end 2021
Pan-Tumor *TSC2* Inactivating Alterations	Single Agent (To be initiated)			
Expanded Access Program (Solid Tumors ± mTOR Pathway Alterations)	Single Agent (Ongoing)			Provide access to ABI-009 pre-approval to patients with PEComa or solid tumors with mTOR pathway mutations
Dose Finding Combination Studies (Multiple)	(Ongoing)			Continue ongoing combination partner trials and initiate new trials with adjacent pathway combinations that may be synergistic
Undisclosed indication: single agent expansion	(Planned/ initial stages)			Expand into a sub-population with strong mTOR mechanistic rationale

Ongoing | To be initiated | Planned/ initial stages

ABI-009: Leveraging Albumin to Improve mTOR Inhibition 7

Nanoparticle Albumin-Bound (*nab*) Technology

Nab Platform



- Proprietary, complex, multistep manufacturing process with trade secrets

Abraxane®
(nab paclitaxel)


paclitaxel
Artist impression
Albumin

- Superior efficacy[1], safety[1], and PK/PD[2] vs. standard formulation paclitaxel
- Approved for breast cancer, NSCLC, and pancreatic cancer[1]
- Commercially successful with >$1B in annual sales[3]

Fyarro
sirolimus albumin-bound nanoparticles for injectable suspension sirolimus
Artist impression
Albumin

- Licensed from Celgene in 2014
- Larger PK/PD differences vs. reference drug than ABRAXANE[4]
- "*nab*" process adapted for sirolimus
- WW patent portfolio with issued patents providing coverage to 2036

ABRAXANE® is a registered trademark of Celgene Corporation

1) ABRAXANE prescribing information 2) N Desai et al., Clin Cancer Res. 2006;12(4):1317-1324. 3) Evaluate Pharma. Accessed April 2021 4) see following slides for details

8

ABI-009 Targets mTOR, a Key Signaling Pathway in Cancer


PI3K/Akt/mTOR pathway
Insulin
Growth Factors
PI3K
Ras
PTEN
Akt
Raf
MEK
ERK
Frequently mutated in cancer and/or validated target
TSC1/ TSC2
Rheb
mTOR complex 1 (mTORC1)
mTOR
ABI-009
Raptor
S6K
4EBP1

9

ABI-009 Achieves Larger PK/PD Difference vs Reference Drug Preclinical Tumor Exposure (AUC) Clinical Whole Blood AUC Fold Change vs. Reference Drug at Fold Change vs. Reference Drug at Equal Dose (Xenograft Model) Clinical Dose (Clinical Data) 50 18 16 43 45 16 40 14 35 12 30 10 25 8 20 6 15 4 10 1.2 2 5 1.3 0 0 1 2 3 4,5 Abraxane IV / paclitaxel IV ABI-009 IV / sirolimus PO Abraxane IV / paclitaxel IV ABI-009 IV / sirolimus PO* 2 2 2 Total dose = Total dose = 260 mg/m 175 mg/m 100 mg/m 5-6 mg/day 100 mg/kg over 5d 15 mg/kg over 7 days Note: FDA approved dosing & admin schedule used for Abraxane, paclitaxel, and sirolimus. PEComa registrational trial dose used for ABI-009 * Indirect comparison of ABI-009 clinical data to published clinical data for sirolimus 1) N Desai et al., Clin Cancer Res. 2006;12(4):1317-1324. 5) Sirolimus: Mean of the following two sources: 2) S Hou et al. AACR 2019. (a) A Jimeno et al., J Clin Oncol. 2008;26(25):4172-4179. and 3) A Sparreboom et al., Clin Cancer Res. 2006;11(11):4136-4143. (b) I Garrido-Laguna et al., Br J Cancer. 2010;103(5):649-655. 10 4) ABI-009: AM Gonzalez-Angulo et al., Clin Cancer Res 2013;19:5474-5484.ABI-009 Achieves Larger PK/PD Difference vs Reference Drug Preclinical Tumor Exposure (AUC) Clinical Whole Blood AUC Fold Change vs. Reference Drug at Fold Change vs. Reference Drug at Equal Dose (Xenograft Model) Clinical Dose (Clinical Data) 50 18 16 43 45 16 40 14 35 12 30 10 25 8 20 6 15 4 10 1.2 2 5 1.3 0 0 1 2 3 4,5 Abraxane IV / paclitaxel IV ABI-009 IV / sirolimus PO Abraxane IV / paclitaxel IV ABI-009 IV / sirolimus PO* 2 2 2 Total dose = Total dose = 260 mg/m 175 mg/m 100 mg/m 5-6 mg/day 100 mg/kg over 5d 15 mg/kg over 7 days Note: FDA approved dosing & admin schedule used for Abraxane, paclitaxel, and sirolimus. PEComa registrational trial dose used for ABI-009 * Indirect comparison of ABI-009 clinical data to published clinical data for sirolimus 1) N Desai et al., Clin Cancer Res. 2006;12(4):1317-1324. 5) Sirolimus: Mean of the following two sources: 2) S Hou et al. AACR 2019. (a) A Jimeno et al., J Clin Oncol. 2008;26(25):4172-4179. and 3) A Sparreboom et al., Clin Cancer Res. 2006;11(11):4136-4143. (b) I Garrido-Laguna et al., Br J Cancer. 2010;103(5):649-655. 10 4) ABI-009: AM Gonzalez-Angulo et al., Clin Cancer Res 2013;19:5474-5484.

Role of Albumin in Tumor Targeting

Albumin accumulation in tumors established in multiple preclinical models


0 h
6 h
a
b
c
24 h
72 h
d

Accumulation of the evans blue albumin complex in subcutaneously growing sarcoma 180 tumors over 72 h

Y Shahzad et al., Curr Cancer Drug Targets. 2014;14(8):752-63

Labeled albumin can be used intraoperatively to guide surgical resection of tumors in humans


A
B

- 5-Amino Fluorescein labelled Albumin administered IV (0.5-1 mg/kg) in 13 patients, 0.5-4 days before surgery
- Tumor fluorescence was bright in 11 patients (84%), resulting in complete resection in 9 patients (69%)

P Kremer et al., Neurosurgery. 2009;64(3 Suppl):ons53-60; discussion ons60-1

11

Higher ABI-009 intratumoral concentrations drive increased target suppression and tumor growth inhibition in animal models Increased Target Stronger Inhibition of Tumor Growth Significantly Higher Intratumoral Suppression and Longer Survival in Animals Drug Accumulation 2000 1500 150000 12-fold,P < 0.0001 Saline Sirolimus (PO, 15 mg/kg/wk) 1000 43 fold,P < 0.0001 Everolimus (PO, 15 mg/kg/wk) ABI-009 (IV, 15 mg/kg/wk) 500 100000 Total Weekly dose: Oral sirolimus 0 Oral everolimus 0 5 10 15 15 mg/kg/wk Treatment Days 100 50000 50 0 ABI-009 IV Sirolimus PO Everolimus PO Saline Control ABI-009 (low dose) 0 0 10 20 30 40 Treatment Days Tumor concentration of ABI-009, oral sirolimus, and oral Tumor IHC pS6 suppression on D7 post dose at equal UMUC3 (aggressive human bladder cancer) Xenograft (n=8/group): everolimus measured over 7 days at equal weekly dose doses (15 mg/kg/wk). Oral Rapamycin and Everolimus 15 mg/kg/wk (3 mg/kg, 5x/wk); (15 mg/kg/wk) in mice bearing tumor xenografts pS6 is a downstream target of mTOR. IV ABI-009 15 mg/kg/wk (7.5 mg/kg, 2x/wk) ABI-009 vs oral sirolimus: P = 0.0001 (ANOVA) Tumor volume: ABI-009 vs oral sirolimus: P < 0.0001 (ANOVA) ABI-009 vs oral everolimus P – 0.0034 (ANOVA) ABI-009 vs oral everolimus P – 0.0023 (ANOVA) Survival: ABI-009 vs oral sirolimus: P < 0.05 (Log-rank test) ABI-009 vs oral everolimus P < 0.05 (Log-rank test) ABI-009 demonstrated enhanced anti-tumor activity vs. currently approved mTOR inhibitors in animal models at clinically relevant doses. 12 Source: S Hou et al., AACR. 2019 Tumor Tissue Sirolimus or Everolimus AUC (ng*hr/g) 3 Tumor Volume (mm ) Percent survivalHigher ABI-009 intratumoral concentrations drive increased target suppression and tumor growth inhibition in animal models Increased Target Stronger Inhibition of Tumor Growth Significantly Higher Intratumoral Suppression and Longer Survival in Animals Drug Accumulation 2000 1500 150000 12-fold,P < 0.0001 Saline Sirolimus (PO, 15 mg/kg/wk) 1000 43 fold,P < 0.0001 Everolimus (PO, 15 mg/kg/wk) ABI-009 (IV, 15 mg/kg/wk) 500 100000 Total Weekly dose: Oral sirolimus 0 Oral everolimus 0 5 10 15 15 mg/kg/wk Treatment Days 100 50000 50 0 ABI-009 IV Sirolimus PO Everolimus PO Saline Control ABI-009 (low dose) 0 0 10 20 30 40 Treatment Days Tumor concentration of ABI-009, oral sirolimus, and oral Tumor IHC pS6 suppression on D7 post dose at equal UMUC3 (aggressive human bladder cancer) Xenograft (n=8/group): everolimus measured over 7 days at equal weekly dose doses (15 mg/kg/wk). Oral Rapamycin and Everolimus 15 mg/kg/wk (3 mg/kg, 5x/wk); (15 mg/kg/wk) in mice bearing tumor xenografts pS6 is a downstream target of mTOR. IV ABI-009 15 mg/kg/wk (7.5 mg/kg, 2x/wk) ABI-009 vs oral sirolimus: P = 0.0001 (ANOVA) Tumor volume: ABI-009 vs oral sirolimus: P < 0.0001 (ANOVA) ABI-009 vs oral everolimus P – 0.0034 (ANOVA) ABI-009 vs oral everolimus P – 0.0023 (ANOVA) Survival: ABI-009 vs oral sirolimus: P < 0.05 (Log-rank test) ABI-009 vs oral everolimus P < 0.05 (Log-rank test) ABI-009 demonstrated enhanced anti-tumor activity vs. currently approved mTOR inhibitors in animal models at clinically relevant doses. 12 Source: S Hou et al., AACR. 2019 Tumor Tissue Sirolimus or Everolimus AUC (ng*hr/g) 3 Tumor Volume (mm ) Percent survival

Differentiated Clinical PK Profile Compared to Other mTOR Inhibitors

PK Comparison at Clinical Doses



Half-life of mTOR Inhibitors
Hours
70
60
50
40
30
20
10
0
18.6
30
17.3
63.1
Sirolimus (5-6 mg/day)
Everolimus (10 mg/day)
Temsirolimus (25 mg/wk)
ABI-009 (100 mg/m^2)



Cmax of mTOR Inhibitors
Cmax (ng/mL)
3500
3000
2500
2000
1500
1000
500
0
24.8
61
661
3227
Sirolimus (5-6 mg/day)
Everolimus (10 mg/day)
Temsirolimus (25 mg/wk) + metabolite
ABI-009 (100 mg/m^2)



Weekly AUC of mTOR Inhibitors
AUC (ng h/mL)
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
2720
3598
5390
44072
Sirolimus (5-6 mg/day)
Everolimus (10 mg/day)
Temsirolimus (25 mg/wk) + metabolite
ABI-009 (100 mg/m^2)

ABI-009 achieves higher AUC, Cmax and longer half-life in humans at its clinical dose when compared with published clinical data for other mTOR inhibitors.

1) Mean of the following two sources: (a) A Jimeno et al., J Clin Oncol. 2008;26(25):4172-4179. and (b) I Garrido-Laguna et al., Br J Cancer. 2010;103(5):649-655.
2) R Danesi et al., Cancer Treatment Reviews. 2013;39:784–792.
3) ABI-009: AM Gonzalez-Angulo et al., Clin Cancer Res 2013;19:5474-5484.

13

Summary of ABI-009's Mechanism of Action and Key Differences Compared to Existing mTOR Inhibitors

Fyarro
sirolimus albumin-bound nanoparticles for injectable suspension

ABI-009


Sirolimus
Albumin

nanoparticle albumin-bound sirolimus injectable suspension

Potential to leverage albumin tumor targeting

- Active caveolar transport
- Enhanced permeability and retention effect, leaky capillaries in tumor beds with reduced lymphatic drainage
- Active catabolism of albumin in tumors

Wider therapeutic window in preclinical models

- Higher intratumoral concentrations vs. existing mTOR inhibitors at similar doses
- Increased mTOR pathway suppression within the tumor at similar doses versus existing mTOR inhibitors
- Improved tumor growth inhibition and survival for ABI-009 vs other mTOR inhibitors at clinically relevant doses
- High tumor concentrations have potential to bypass resistance mechanisms

Differentiated pharmacokinetic and clinical profile

- Higher AUC, Cmax and longer half-life than existing mTOR inhibitors (comparison vs published data)
- New clinical dosing paradigm for sirolimus (once weekly IV vs. daily oral)
- Evidence of antitumor activity in patients previously exposed to mTOR inhibitors[1,2]

1) AM Gonzalez-Angulo et al., Clin Cancer Res. 2013;19:5474-5484. 2) P Kopparthy and M Murphy. Cureus. 13(5):e14951.

14

Initial Indication: PEComa 15Initial Indication: PEComa 15

PEComa Disease Overview and Current Standard of Care

Advanced, Malignant Perivascular epithelioid cell tumors (PEComa)



- Ultra rare sarcoma
- Mesenchymal tumor (sarcoma) consisting of perivascular epithelioid cells
- Distinctive cells that show a focal association with blood-vessel walls[1]
- Usually express both melanocytic and smooth muscle markers[1]
- Can arise at any site but most commonly at visceral (especially gastrointestinal and uterine), retroperitoneal, and abdominopelvic sites and with female predominance
- Estimated survival of 12-16 months[2]
- Biological evidence of mTOR pathway activation
- Estimated 100-300 new patients per year in the US[4]

Current Standard of Care

- No approved treatments and no prior clinical trials conducted
- Retrospective data supports use of mTOR inhibition
- Often misdiagnosed and treated with other sarcoma treatments

Currently Used (Unapproved) Treatments

Chemotherapy[3] (e.g., doxorubicin and ifosfamide)	mTOR Inhibitor[3] (e.g., everolimus, sirolimus)
Standard sarcoma treatment; more frequently used in community setting despite minimal efficacy	More frequently used in academic setting and amongst high volume community treaters

1) Ben-Ami et al., Expert Opinion on Orphan Drugs. 2018 2) JS Bleeker, JF Quevedo, and AL Folpe, Sarcoma. 2012;541626. 3) Primary Oncologist Market Research (N=10) conducted July and August 2019 by Corsica Life Sciences 4) No formal published epidemiology information; Aadi analysis based on multiple sources including Aadi internal data and external research conducted by Tessellon Group and Corsica Life Sciences

16

AMPECT PEComa Registrational Trial Met its Endpoints

AMPECT PEComa Phase II Registrational Trial Design

Advanced Malignant PEComa Patients (mTOR naïve)	ABI-009 100 mg/m^2 IV D1,8 q 21d until progression or unacceptable toxicity	Primary Endpoint: **ORR** Secondary Endpoints: DOR, PFS at 6m, mPFS, mOS, Safety

Sample Size: **Target ORR of ~30% in 30 evaluable patients** to exclude the lower bound of the 95% CI of 14.7%

FDA Orphan, Fast-Track, and Breakthrough Therapy Designations granted

AMPECT Registrational Trial Outcome Measures	Independent Radiology Review
Best Overall Response Rate (1CR*+11PR)	**39%** (12/31) 95% CI (22%, 58%)
Stable Disease	52% (16/31)
Progressive Disease	10% (3/31)
Median Duration of Response	**>25.8 months*** (not reached) (5.6 – 42.4+)
% of Responders ongoing > 2y	58% (7/12)
% of Responders ongoing >3y	25% (3/12)
Median Progression Free Survival	**8.9 months**

* At 1 year follow-up after the May 2019 primary analysis

AJ Wagner, ASCO. 2020.

The AMPECT Trial met its primary endpoint, exceeding the 30% target ORR agreed upon by the FDA.
NDA submission accepted in July 2021 with Priority Review status granted and PDUFA target action date of November 26, 2021.

ABI-009 is an investigational new drug and has not been approved for commercial distribution in the United States.

17

AMPECT Response Assessment



Waterfall Plot of Target Lesion Response
Independent Radiology Review
Independent Review Best Overall Response
total may exceed 100% due to rounding
Maximal % of Target Lesion Reduction
50
0
-50
-100
*
**

- **PRs were observed in patients with following primary sites: uterine (3), kidney (3), retroperitoneal (2), pelvis (2) liver (1), small bowel (1)**
- **Uterine PEComa: 3/7 (43%) had a PR**

[1] 3/34 treated patients were not evaluable - 2 pts confirmed as 'not PEComa' (misdiagnosis), 1 pt had no tissue for central confirmation of PEComa
[2] All confirmed responses are PR
* 1 patient had an unconfirmed PR and thus best response is an SD as per RECIST v1.1
** Patient with CR in target lesion had a nonCR/nonPD nontarget lesion, thus overall assessment is a PR as per RECIST v1.1

ABI-009 is an investigational new drug and has not been approved for commercial distribution in the United States.

MA Dickson, CTOS. 2019. Primary Data cut on May 22, 2019

18

AMPECT Safety Summary, Treatment-related Adverse Events (TR AEs)

TR AEs	Any Grade >25% n (%)	Grade 3** n (%)
Patients with Any TR AEs	34 (100)	
Hematologic TRAEs		
Anemia *	16 (47)	4 (12)
Thrombocytopenia *	11 (32)	1 (3)
Nonhematologic TRAEs		
Stomatitis/Mucositis *	27 (79)	6 (18)
Rash *	19 (56)	--
Fatigue	20 (59)	1 (3)
Nausea	16 (47)	--
Diarrhea	13 (38)	--
Weight Decreased	13 (38)	--
Hyperglycemia *	12 (35)	3 (9)
Hypertriglyceridemia *	11 (32)	1 (3)
Hypercholesterolemia *	11 (32)	--
Decreased Appetite	11 (32)	--
Dermatitis*	10 (29)	--
Dysgeusia	10 (29)	--
Headache	10 (29)	--
Peripheral Edema	9 (26)	--

*Indicate Adverse Events of Special Interest and related preferred terms are grouped.
** Additional G3 TRAEs were 6% hypokalemia, and 3% each of AST/ALT, amylase ↑, hypophosphatemia, insomnia, lipase ↑, lymphocyte ↓, skin infection, vomiting .

TR Serious AEs	n (%)
Patients with Any TR SAE	8 (24)
Dehydration (G3)	2 (6)
Abdominal pain (G2)	1 (3)
Diarrhea (G2)	1 (3)
Edema (3)	1 (3)
Enteritis (G3)	1 (3)
Pancytopenia (G3)	1 (3)
Acute Coronary Syndrome (G3)	1 (3)
Acute Kidney Injury (G3)	1 (3)

- No grade 4 or 5 TR AEs
- No unexpected AEs
- Pneumonitis 6/34 (18%), G1/G2 only
- Discontinuation due to AE: 2/34 (6%) patients (grade 2 anemia and grade 1 cystitis)
- Dose reductions occurred in 13/34 (38%) of patients; 11 patients had a dose reduction from 100 mg/m^2 to 75 mg/m^2 and 2 patients had a dose reduction to 56 mg/m^2

ABI-009 is an investigational new drug and has not been approved for commercial distribution in the United States.

MA Dickson, CTOS. 2019. Primary Data cut on May 22, 2019

19

Response to ABI-009 in metastatic uterine primary PEComa

67-year-old woman
- Primary site: Uterus; metastatic to spleen, colon, perigastric, pulmonary area
- PR occurred at 1st restaging (6 weeks)
- Patient currently on treatment (>1.5 years on therapy)

Images courtesy of Kristen Ganjoo, MD (Stanford University)


Baseline (2/8/2018)
Cycle 6 (6/21/2018)

67-year-old woman
- Primary site: Uterus, metastatic to pelvis and lung
- PR occurred at 1st restaging (6 weeks)
- Patient received 10 cycles of treatment

Images courtesy of Andrew Wagner, MD, PhD (Dana Farber)


Baseline (12/2016)
R
L
Cycle 6 (5/2017)
R
L

ABI-009 is an investigational new drug and has not been approved for commercial distribution in the United States.

MA Dickson, CTOS. 2019. Primary Data cut on May 22, 2019

20

Response to ABI-009 in metastatic retroperitoneal primary PEComa

70-year-old woman

- Primary site: Retroperitoneum, metastatic to lung and liver
- PR occurred at 1st restaging (6 weeks)
- Patient currently on treatment (>2 years on therapy)



Baseline (08/2017)
Cycle 22 (01/2019)

Images courtesy of Richard Riedel, MD (Duke Univ)

55-year-old man

- Primary site: Retroperitoneum, metastatic to lung
- PR occurred at 1st restaging (6 weeks)
- Patient currently on treatment (>2.5 years on therapy)



Baseline (9/19/2016)
Cycle 42 (2/28/2019)

Images courtesy of Lee Cranmer, MD (Univ of Washington)

ABI-009 is an investigational new drug and has not been approved for commercial distribution in the United States.

MA Dickson, CTOS. 2019. Primary Data cut on May 22, 2019

21

Response to ABI-009 in metastatic kidney primary PEComa

47-year-old man

- Primary site: kidney, metastatic to kidney and pelvis
- PR occurred at 1st restaging (6 weeks)
- Patient received 12 cycles of treatment



Baseline (9/1/2016)
Cycle 10 (4/7/2017)

Images courtesy of Brian Van Tine, MD (Washington University)

ABI-009 is an investigational new drug and has not been approved for commercial distribution in the United States.

MA Dickson, CTOS. 2019. Primary Data cut on May 22, 2019

22

PEComa Commercial Strategy and Launch Plan

ABI-009 PEComa Launch Strategy

- Establish ABI-009 as the standard of care for treatment of advanced malignant PEComa
- Drive awareness and proper diagnosis of PEComa across all key stakeholders
- Price ABI-009 according to value in ultra-orphan PEComa indication and ensure smooth access
- Capture eligible PEComa patients by targeting key sarcoma centers with an efficient field team

Target PEComa Patients at Major Centers



- Majority of PEComa patients treated at top cancer centers
- Focus on high-volume sarcoma centers including NCCN member institutions and NCI designated cancer centers

Build a Lean but Effective Commercial Infrastructure

- Commercial infrastructure build out ongoing including field team (e.g., MSLs, sales reps, account managers, etc.)
- On track for H1 2022 commercial launch

NCCN = National Comprehensive Cancer Network NCI = National Cancer Institute

23

Tumors with TSC1 and TSC2 Inactivating Alterations 24Tumors with TSC1 and TSC2 Inactivating Alterations 24

TSC1 and *TSC2* Alterations: Optimal Targets for ABI-009



PI3K/Akt/mTOR pathway
Insulin
Growth Factors
PI3K
Ras
PTEN
Akt
Raf
MEK
ERK
Frequently mutated in cancer and/or validated target
TSC1/ TSC2
Rheb
mTOR complex 1 (mTORC1)
mTOR
ABI-009
Raptor
S6K
4EBP1

Inactivating genomic alterations in *TSC1* and *TSC2* drive mTOR pathway activation and tumor growth

- *TSC1* and *TSC2* form a tumor suppressor complex that down regulates mTOR activity
- *TSC1* and *TSC2* alterations occur at varying frequencies across a broad range of cancers
- No approved therapies for patients with *TSC1* or *TSC2* alterations but numerous case reports with durable responses to mTOR inhibition
- Standard CLIA-certified NGS panels already capture *TSC1* and *TSC2* alterations

Rationale for ABI-009 use in patients with Tumor-agnostic *TSC1* and *TSC2* Inactivating Alterations

- Evidence of responses in PEComa patients with *TSC1* and *TSC2* alterations in completed AMPECT registrational trial
- Emerging signals in non-PEComa patients with *TSC1* and *TSC2* alterations in Expanded Access Program presented at ASCO 2021

25

TSC1 and TSC2 Alterations Represent Significant Opportunities Projected Annual Incidence of Cancers with TSC1 and TSC2 Alterations st Estimated US Patients Available for 1 Line Therapy in 2030 Likely or Definite Impact Alterations TSC1 Alterations (across all cancers) Definite Impact Alterations Likely or Definite Impact Alterations TSC2 Alterations (across all cancers) Definite Impact Alterations 0 2,500 5,000 7,500 10,000 12,500 15,000 17,500 20,000 Definitions: Likely Impact Alterations (harmful missense variants): missense mutations predicted to be deleterious by SIFT or possibly or probably damaging by PolyPhen Definite Impact Alterations (truncating and deep deletions): out-of-frame frameshift insertions/deletions, nonsense mutations, splice-site mutations, and deep deletions (e.g. copy number -2 in cBioPortal) 26 Source: analysis of TCGA, cBioPortal, and SEER databases conducted by Tessellon Group in June 2021TSC1 and TSC2 Alterations Represent Significant Opportunities Projected Annual Incidence of Cancers with TSC1 and TSC2 Alterations st Estimated US Patients Available for 1 Line Therapy in 2030 Likely or Definite Impact Alterations TSC1 Alterations (across all cancers) Definite Impact Alterations Likely or Definite Impact Alterations TSC2 Alterations (across all cancers) Definite Impact Alterations 0 2,500 5,000 7,500 10,000 12,500 15,000 17,500 20,000 Definitions: Likely Impact Alterations (harmful missense variants): missense mutations predicted to be deleterious by SIFT or possibly or probably damaging by PolyPhen Definite Impact Alterations (truncating and deep deletions): out-of-frame frameshift insertions/deletions, nonsense mutations, splice-site mutations, and deep deletions (e.g. copy number -2 in cBioPortal) 26 Source: analysis of TCGA, cBioPortal, and SEER databases conducted by Tessellon Group in June 2021

Exploratory Analysis in AMPECT Suggests Activity in *TSC1* or *TSC2* Alterations



40
20
0
-20
-40
-60
-80
-100
Max % of Target Lesion Reduction
-- -- -- + -- + -- -- -- + + + -- + + + + + + + + + + + + +
*
+/-- indicates pS6 status
TSC2 mutation
TSC1 mutation
No TSC1 or TSC2 mutation
UNK mutational status

* *1 patient with TSC2 mutation had an unconfirmed PR and thus best response is an SD as per RECIST 1.1*

ABI-009 is an investigational new drug and has not been approved for commercial distribution in the United States.

AJ Wagner. CTOS. 2020. Data represents 1 year follow-up to primary data cut on May 22, 2019

27

Durability of Response in TSC1 or TSC2 Altered PEComa 40 20 TSC2 mutations TSC1 mutations 0 No TSC1/2 mutations Not Evaluable for TSC1/2 -20 -40 -60 -80 -100 Baseline 6 12 18 24 30 36 42 48 54 66 78 90 102 114 126 138 150 162 174 186 Weeks 28 ABI-009 is an investigational new drug and has not been approved for commercial distribution in the United States. AJ Wagner. CTOS. 2020. Data represents 1 year follow-up to primary data cut on May 22, 2019 Percent Change in Target Tumor MeasurementsDurability of Response in TSC1 or TSC2 Altered PEComa 40 20 TSC2 mutations TSC1 mutations 0 No TSC1/2 mutations Not Evaluable for TSC1/2 -20 -40 -60 -80 -100 Baseline 6 12 18 24 30 36 42 48 54 66 78 90 102 114 126 138 150 162 174 186 Weeks 28 ABI-009 is an investigational new drug and has not been approved for commercial distribution in the United States. AJ Wagner. CTOS. 2020. Data represents 1 year follow-up to primary data cut on May 22, 2019 Percent Change in Target Tumor Measurements

Early Experience in Non-PEComa Patients with *TSC1* or *TSC2* Inactivating Alterations from Expanded Access Program (presented at ASCO 2021)

- Study Design: **Multi-institutional Expanded Access for an Intermediate-size Population**
- N=8 patients with *TSC1* or *TSC2* inactivating alterations
  - 6 mTOR-naïve
  - 2 previously treated with an mTORi
- 100 mg/m^2 ABI-009 (*nab*-sirolimus) given D1, D8 of a 21-day cycle
- Response Analysis: RECIST v1.1

Disease	# Prior Rx	Prior mTORi	List of Prior RX	Mut	Pt #
Endometrial Stromal Sarcoma	3	No	EXE, LET, FUL	*TSC2*	1
Ovarian Cancer	4	No	CIS+PAC, BEV, PAR, CAR, LDX+GEM	*TSC1*	2
Angiosarcoma	2	No	DOX+IFO+MES, PAC	*TSC1*	4 *
Leiomyosarcoma	4	No	DOX+OLA, TRA, GEM+DOC, ERI+PEM	*TSC2*	8
Lymphangioleio-Myoma ¥	0	No	none	*TSC2*	6
Endometrial Cancer	3	Yes	ANA, LEU, SIR	*TSC2*	5 §
High-grade Sarcoma	5	No	DOX+IFO, GEM+DOC, GEM, PAZ, PEM+DEN	*TSC2*	7
Ovarian Cancer	6	Yes	LDX, CAR, BEV, GEM, ENZ, MLN-0128	*TSC2*	3 §

Drug Abbreviations: ANA = anastrazole; BEV = bevacizumab; CAR = carboplatin; CIS = cisplatin; DEN = denosumab; DOC = docetaxel; DOX = doxorubicin; ENZ = enzalutamide; ERI = eribulin; EXE = exemestane; FUL = fulvestrant; GEM = gemcitabine; IFO = ifosfamide; l = liposomal; LET = letrozole; LEU = leuprolide; MLN-0128 = sapanisertib (mTORi); OLA = olaratumab; PAC = paclitaxel; PAZ = pazopanib; PEM = pembrolizumab; SIR = sirolimus (mTORi); TRA = trabectidine;

* After initial SD, Pt# 4 had treatment break due to infection/surgery/healing, totaling ~ 2.5 months. Subsequent imaging showed PR in target lesions along with new lesions. The patient resumed therapy with ongoing benefit
§ Progressed on mTORi prior to receiving ABI-009
¥ Pt #6 had a progressive retroperitoneal mass

ABI-009 is an investigational new drug and has not been approved for commercial distribution in the United States.

Source: MA Dickson. ASCO. 2021. Abstract # 3111

29

Early Experience in Non-PEComa Patients with TSC1 or TSC2 Inactivating Alterations from Expanded Access Program (presented at ASCO 2021) Efficacy: 8 patients treated, 7 evaluable for response Safety • Treatment-emergent AEs (≥30%) included edema, infections, mucositis, and pain (71% each), nail changes and vomiting (57% each), and hypertension and nausea (43% each). • Majority of events were G1/G2 • Treatment-related SAEs were reported in 2 patients and included hyperglycemia and infection (Pt#4) and acute kidney injury (Pt#7) possibly secondary to administration of contrast • Dose reductions occurred in 3/8 patients (38%) from 2 2 100 mg/m to 75 mg/m 30 ABI-009 is an investigational new drug and has not been approved for commercial distribution in the United States. Source: MA Dickson. ASCO. 2021. Abstract # 3111Early Experience in Non-PEComa Patients with TSC1 or TSC2 Inactivating Alterations from Expanded Access Program (presented at ASCO 2021) Efficacy: 8 patients treated, 7 evaluable for response Safety • Treatment-emergent AEs (≥30%) included edema, infections, mucositis, and pain (71% each), nail changes and vomiting (57% each), and hypertension and nausea (43% each). • Majority of events were G1/G2 • Treatment-related SAEs were reported in 2 patients and included hyperglycemia and infection (Pt#4) and acute kidney injury (Pt#7) possibly secondary to administration of contrast • Dose reductions occurred in 3/8 patients (38%) from 2 2 100 mg/m to 75 mg/m 30 ABI-009 is an investigational new drug and has not been approved for commercial distribution in the United States. Source: MA Dickson. ASCO. 2021. Abstract # 3111

Early Experience in Non-PEComa Patients with TSC1 or TSC2 Inactivating Alterations from Expanded Access Program (presented at ASCO 2021) 31 ABI-009 is an investigational new drug and has not been approved for commercial distribution in the United States. Source: MA Dickson. ASCO. 2021. Abstract # 3111Early Experience in Non-PEComa Patients with TSC1 or TSC2 Inactivating Alterations from Expanded Access Program (presented at ASCO 2021) 31 ABI-009 is an investigational new drug and has not been approved for commercial distribution in the United States. Source: MA Dickson. ASCO. 2021. Abstract # 3111

Early Experience in Non-PEComa Patients with *TSC1* or *TSC2* Inactivating Alterations from Expanded Access Program (presented at ASCO 2021)

Pt #2: Ovarian Cancer with *TSC1* mutation (4 prior lines Rx). Retroperitoneal and pelvic metastases


2/19/2020 (Baseline)
5/6/2020 (W11)

Pt #7: High-grade Sarcoma with *TSC2* mutation (5 prior lines Rx). Metastasis to lung, bone, and soft tissue; Li-Fraumeni syndrome


8/12/2020
(Baseline)
9/21/2020
(Week 6)

Pt #4: Angiosarcoma with *TSC1* mutation (2 prior lines Rx) involving right atrium, pericardium and with pulmonary metastasis


6/8/2020 (Baseline)
7/30/2020 (Week 5)

ABI-009 is an investigational new drug and has not been approved for commercial distribution in the United States.

Source: MA Dickson. ASCO. 2021. Abstract # 3111

32

ABI-009 Tumor-Agnostic *TSC1* or *TSC2* Alterations Registrational Trial

Registrational Phase 2 Tumor-Agnostic Study for Patients with Nonhematologic Malignancies having *TSC1* or *TSC2* Inactivating Alterations

- FDA Type B meeting conducted on Oct 20, 2020 to discuss study design and strategy
- Two independent arms proposed, each with ~50-70 patients
- Patient accrual at sites based on local NGS results
- Diagnostic partnerships in discussion with largest NGS platforms to enhance precision of patient selection
- Study initiation planned by end of 2021

Key Eligibility Criteria (to be finalized)

- Metastatic or locally advanced disease ineligible for surgery
- Naïve to mTOR inhibitor treatment
- Pathogenic* *TSC1* or *TSC2* alterations identified through NGS

***TSC1* Arm**†: Pathogenic *TSC1* inactivating mutations

***TSC2* Arm**†: Pathogenic *TSC2* inactivating mutations

ABI-009 IV qw2/3 at 100 mg/m^2 until progression or toxicity

- Primary Endpoint: Best Overall Response
- Secondary Endpoints: DOR, DCR (% of patients with CR, PR, or SD≥16weeks)

* Criteria in development
† Exploratory arm under consideration including other types of *TSC1* or *TSC2* alterations and patients with other actionable mutations or TMB ≥10 mutations/Mb

AADi Bioscience 33

Summary and Milestones 34Summary and Milestones 34

A Catalyst-Rich Path Forward

Aadi is pursuing the use of mTOR inhibition with a precision medicine approach targeting tumors that have established driver alterations in the mTOR pathway

PEComa

- H2 2021: FDA approval
- H1 2022: Commercial launch

Tumor Agnostic *TSC1* & *TSC2* Mutations

- H2 2021: Registrational trial initiation
- H1 2024: Final data anticipated

Other mTOR driven cancers

- H2 2022: Initiate additional trials in other cancer sub-populations with strong mTOR mechanistic rationale

Combination studies targeting adjacent biology

- H2 2022 – H1 2023: Initiate additional trials of ABI-009 in rational combinations with other targeted agents
- Evaluate potential in-licensing or M&A opportunities focusing on assets with synergistic potential with mTOR inhibition

35

Contact Information Contacts Investors and Media: Irina Koffler ikoffler@lifesciadvisors.com 36